UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2007 (January 31, 2007)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4077 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 757-8181

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

February 1, 2007, Atlantic Southern Financial Group, Inc. (“Atlantic Southern”) filed a Current Report on Form 8-K with the Securities and Exchange Commission, reporting the completion of the acquisition of First Community Bank of Georgia (“FCB”) pursuant to an Agreement and Plan of Reorganization, dated as of September 15, 2006, (the “Merger Agreement”), by and among Atlantic Southern, Atlantic Southern Bank, and FCB.  This Current Report on Form 8-K amends and supplements Item 9.01, to include the financial information required by Item 9.01.

Item 9.01                                             Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

(1) The following audited financial statements of First Community Bank of Georgia are incorporated herein by reference to Exhibit 99.1:

Report of Independent Accountants

Balance sheets as of December 31, 2005 and 2004

Statement of operations for the years ended December 31, 2005, 2004 and 2003

Statements of comprehensive income for the years ended December 31, 2005, 2004 and 2003

Statements of changes in stockholders equity for the years ended December 31, 2005, 2004, and 2003

Statements of cash flows for the years ended December 31, 2005, 2004 and 2003

Notes to financial statements

(2) The following unaudited financial statements of First Community Bank of Georgia are incorporated herein by reference to Exhibit 99.2:

Condensed balance sheet as of September 30, 2006

Condensed statements of income for three months ended September 30, 2006 and 2005

Condensed statements of comprehensive income for three months ended September 30, 2006 and 2005

Condensed statements of income for nine months ended September 30, 2006 and 2005

Condensed statements of comprehensive income for nine months ended September 30, 2006 and 2005

Condensed statements of cash flows for nine months ended September 30, 2006 and 2005

Notes to condensed financial statements

(b) Pro forma financial information.

The following unaudited pro forma consolidated financial statements of Atlantic Southern, Sapelo and First Community Bank are incorporated herein by reference to Exhibit 99.3.

Statement of income for the nine months ended September 30, 2006

Statement of income for the year ended December 31, 2005

Balance sheet as of December 31, 2005

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1 -	Agreement and Plan of Reorganization dated September 15, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, and First Community Bank of Georgia.(1)

Exhibit 99.1	Audited financial statements of First Community Bank of Georgia.

Exhibit 99.2	Unaudited financial statements of First Community Bank of Georgia.

Exhibit 99.3	Pro Forma consolidated financial statements.

(1) Incorporated by reference to Appendix A of the Registration Statement on Form S-4 previously filed by Atlantic Southern with the Commission (File No. 333-138900).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: April 11, 2007	By:	/s/ Carol W. Soto
Carol W. Soto
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

2.1	Agreement and Plan of Reorganization dated September 15, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, and First Community Bank of Georgia.(1)

99.1	Audited financial statements of First Community Bank of Georgia.

99.2	Unaudited financial statements of First Community Bank of Georgia.

99.3	Pro forma consolidated financial statements.